EXHIBIT 4.1
43487

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     NUMBER                                                         SHARES
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    M 385000

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  COMMON STOCK                                                   $.50 PAR VALUE
                                      MAY                      CUSIP 577778 10 3

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              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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                        THE MAY DEPARTMENT STORES COMPANY

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This Certifies that                                                  SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS

is the owner of

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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

                              CERTIFICATE OF STOCK

of The May Department Stores Company, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the certificate of incorporation of the Corporation and of all certificates amendatory thereof or supplemental thereto (copies of which are on file with the Transfer Agent) to all of which the holder by the acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

     COUNTERSIGNED AND REGISTERED:
          THE BANK OF NEW YORK

                            TRANSFER AGENT
                             AND REGISTRAR

     BY

                      AUTHORIZED SIGNATURE

[COMPANY SEAL]

/s/ David J. Farrell

             CHAIRMAN OF THE BOARD
            CHIEF EXECUTIVE OFFICER

/s/ Richard A. Brickson

                    SECRETARY

                                                      AMERICAN BANK NOTE COMPANY

                       THE MAY DEPARTMENT STORES COMPANY

     NOTE: TO EFFECT OR VALIDATE CERTAIN CORPORATE ACTIONS, IT IS NECESSARY UNDER THE CERTIFICATE OF INCORPORATION OF THE MAY DEPARTMENT STORES COMPANY TO OBTAIN THE CONSENT OF A GREATER PROPORTION OF THE OUTSTANDING SHARES OF A PARTICULAR CLASS OR PARTICULAR CLASSES OF STOCK OF THE COMPANY THAN WOULD OTHERWISE BE REQUIRED UNDER NEW YORK LAW. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS, AND ANY SERIES THEREOF, AUTHORIZED TO BE ISSUED BY THE COMPANY. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT ITS OFFICE IN THE CITY OF ST. LOUIS, MISSOURI.

     THIS CERTIFICATE EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN THE MAY DEPARTMENT STORES COMPANY (THE "COMPANY) AND THE RIGHTS AGENT (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN ADVERSE PERSON OR ANY AFFILIATE OR ASSOCIATE OF EITHER (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- ______________Custodian__________________
                                                                  (Cust)                   (Minor)
TEN ENT -- as tenants by the entireties                        under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                      Act______________________________________
           survivorship and not as tenants                                      (State)
           in common.

    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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- ------------------------------------------------------------------------, shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


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Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.